CUSIP NO. 700505                       13D                    Page 7 of 11 Pages



                                            EXHIBIT A
                                            ---------
Name:                                       Evansville Limited

Place of Organization:                      British Virgin Islands

Principal Business:                         A Holding Company

Address:                                    P.O. Box 438
                                            Road Town, Tortola
                                            British Virgin Islands

Address of Principal Office:                P.O. Box 438
                                            Road Town, Tortola
                                            British Virgin Islands



CUSIP NO. 700505                      13D                     Page 8 of 11 Pages



                                            EXHIBIT A
                                            ---------
Name:                                       Phyllis Grant Quasha Revocable Trust

Place of Organization:                      Bermuda

Principal Business:                         A personal trust

Address of Principal Business:              c/o Bermuda Trust Company Limited
                                            Bank of Bermuda Building
                                            Front Street
                                            Hamilton, Bermuda HM11

Address of Principal Office:                c/o Bermuda Trust Company Limited
                                            Bank of Bermuda Building
                                            Front Street
                                            Hamilton, Bermuda HM11


CUSIP NO. 700505                       13D                    Page 9 of 11 Pages



                                            EXHIBIT A
                                            ---------
Name:                                       Phyllis Grant Quasha

Residence Address:                          Flat 6, 31 Pont Street
                                            London SW1, England

Principal Occupation:                       Private Investor

Citizenship:                                Australia